Exhibit 21.1

Name of Subsidiary	Jurisdiction of Incorporation	Business Names

3053840 Nova Scotia Company	Canada	same
3053841 Nova Scotia Company	Canada	same
3094494 Nova Scotia Company	Canada	same
3258402 Nova Scotia Company	Canada	same
Agawam Mill, LP	USA	same
Agena Inforgal S.A.	Portugal	same
ATG Nye Drift AS	Norway	same
Auxilia Graphica S.r.L.	Italy	same
Beijing Staples Commerce & Trade Co., Ltd.	China	same
Bernard France SAS	France	same
Buhrmann Financial Services Ltd	Ireland	same
Buhrmann II B.V.	Netherlands	same
Buhrmann Ireland Limited	Ireland	same
Buhrmann ISD Groupe S.A.	France	same
Buhrmann Paper UK Limited	United Kingdom	same
Buhrmann UK Leasing Limited	United Kingdom	same
Buhrmann-Tetterode International Hellas A.E.E.	Greece	BTI-Hellas
CE Direct Pty Ltd	Australia	same
CEI Pty. Ltd.	Australia	same
CER New Zealand Limited	New Zealand	same
Cherokee Mill, LP	USA	same
Coppell Mill, LP	USA	same
Corporate Express Australia Pty Ltd.	Australia	same
Corporate Express B.V.	Netherlands	same
Corporate Express Canada, Inc.	Canada	Corporate Express of: Alberta, Vancouver, Delivery Systems, Nova Scotia, Maritimes
Corporate Express Employee Share Plan Company Pty. Ltd.	Australia	same
Corporate Express France S.A.S.	France	same
Corporate Express (Holdings) Ltd.	United Kingdom	same
Corporate Express Hungaria Kft	Hungary	same
Corporate Express (Irl) Limited	Ireland	same
Corporate Express Ltd.	United Kingdom	same
Corporate Express Luxembourg Finance S.A.R.L.	Luxembourg	same
Corporate Express Luxembourg Holding S.a.r.l.	Luxembourg	same
Corporate Express New Zealand Limited	New Zealand	same
Corporate Express (N.I.) Ltd.	United Kingdom	same
Corporate Express Norway Holdings AS	Norway	same
Corporate Express Print Management Limited	New Zealand	same
Corporate Express Silver Europe BV	Netherlands	same
Corporate Express Silver Sarl	Luxembourg	same
Corporate Express SRL	Italy	same

Name of Subsidiary	Jurisdiction of Incorporation	Business Names

Corporate Express Supply Chain Pty Limited	Australia	same
Corporate Express Swaps US, Inc.	USA	same
Corporate Express Sweden Holding AB	Sweden	same
Corporate Express UK Holding Limited	United Kingdom	same
Cypress Brooklyn LLC	USA	same
Cypress Brooklyn II LLC	USA	same
Educational Experience Pty Limited	Australia	same
EMO AS	Norway	same
Emo Finland Oy	Finland	same
Fareham Developments (One) Limited	United Kingdom	same
Fareham Developments (Two) Limited	United Kingdom	same
Grafimat BVBA	Belgium	same
Grieg Kalenderforlag	Norway	same
Hong Kong Staples Brands Limited	Hong Kong	same
IN Designs Global, Inc.	USA	American Identity, Staples Promotional Products
Inforgal Agena SGPS S.A. (*minority interest held)	Portugal	same
Inforgal Informatica e Gestao S.A. (*minority interest held)	Portugal	same
Jean Paul Guisset -JPG France SAS	France	JPG
Jiangsu Staples Office Products Co. Ltd.	China	same
KNP BT 1989 Limited	United Kingdom	same
Lebanon Mill, LP	USA	same
Macchingraf SRL	Italy	same
Maquinaria Artes Graficas Hartmann SL	Spain	same
Medical Arts Press, Inc.	USA	MAP
Milbro, Inc.	USA	same
MondOffice s.r.l.	Italy	same
OA365 International Company Limited	Cayman Islands	same
Officenet, B2 Express - Comercio, Servicos e Representacoes Ltda.	Brazil	same
Oranda AG	Switzerland	same
Oy Lindell AB	Finland	same
Peterborough, L.P.	Canada	same
Plantin BVBA	Belgium	same
Pressel AG	Switzerland	Quill, Pressel
Pressel Kereskedelmi Kft.	Hungary	Quill, Pressel
Pressel Post B.V.	Netherlands	Quill, Pressel
Pressel Post b.v.b.a.	Belgium	Quill, Pressel
Pressel Sarl	France	Quill, Pressel
Pressel Sp.z.o.o.	Poland	Quill, Pressel
Pressel Systems spol.s.r.o.	Czech Republic	Quill, Pressel
Pressel Versand GmbH	Germany	Quill, Pressel
Pressel Versand International GmbH	Austria	Quill, Pressel
Quill Corporation	USA	same

Name of Subsidiary	Jurisdiction of Incorporation	Business Names

Quill Lincolnshire, Inc.	USA	same
Reliable France SAS	France	same
Restructure (Vic) Pty. Ltd.	Australia	same
Rich Andvord Grafisk AS	Norway	same
SchoolKidz.com, Inc.	USA	same
SchoolKidz.com LLC	USA	same
SEC UK Delivery Limited	United Kingdom	same
Shanghai Staples Decoration Technology Co., Ltd.	China	same
Shenzhen Staples Commerce & Trade Co., Ltd. (*minority interest held)	China	same
SHN C.V.	Netherlands	same
Smilemakers Canada, Inc.	USA	same
Smilemakers for Children Company	Canada	same
Smilemakers, Inc.	USA	same
SOM Hagerstown, Inc.	USA	same
Staples Acquisition B.V.	Netherlands	same
Staples Acquisition II B.V.	Netherlands	same
Staples Acquisition III B.V.	Netherlands	same
Staples Argentina S.A.	Argentina	same
Staples (Asia) Investments Limited	Cayman Islands	same
Staples Australia Bid Company Pty Limited	Australia	same
Staples Australia Holdings Pty Limited	Australia	same
Staples Austria GmbH	Austria	same
Staples Belgium BVBA	Belgium	same
Staples Brand Consulting (Shenzhen) Co., Ltd.	China	same
Staples Brands International Limited	Hong Kong	same
Staples Brasil Comercio de Materiais de Escritorio Ltda.	Brazil	same
Staples Canada, Inc.	Canada	Staples The Business Depot, Bureau en Gross, Staples the Office Superstore
Staples Canada Holdings, LLC	USA	same
Staples Canada Holdings II, LLC	USA	same
Staples Canada Luxco SA	Luxembourg	same
Staples Canada Luxco II, SA	Luxembourg	same
Staples (China) Investment Co., Ltd.	China	same
Staples Connecticut, Inc.	USA	same
Staples Contract & Commercial, Inc.	USA	Staples Advantage, Staples Business Advantage, Staples National Advantage
Staples CRS BV	Netherlands	same
Staples CRS II BV	Netherlands	same
Staples CRS III BV	Netherlands	same
Staples CRS IV BV	Netherlands	same
Staples Cyprus Holdings Limited	Cyprus	same
Staples Cyprus Intermediary Holdings Limited	Cyprus	same

Name of Subsidiary	Jurisdiction of Incorporation	Business Names

Staples Delivery Limited	United Kingdom	same
Staples Delivery, SA	Portugal	same
Staples Denmark ApS	Denmark	Quill, Malling Beck
Staples (Deutschland) GmbH	Germany	same
Staples Deutschland GmbH & Co. KG	Germany	same
Staples Dutch Management BV	Netherlands	same
Staples Employment Services Limited	United Kingdom	same
Staples Europe B.V.	Netherlands	same
Staples Europe Holdings, G.P.	Bermuda	same
Staples Europe Import B.V.	Netherlands	same
Staples France Holding SAS	France	same
Staples Future Office Products Private Limited (*minority interest held)	India	same
Staples Global Markets, Inc.	USA	Global Identity, Staples Promotional Products
Staples GP, LLC	USA	same
Staples Hong Kong Investments Limited	Hong Kong	same
Staples International B.V.	Netherlands	same
Staples International Group Services B.V.	Netherlands	same
Staples International Limited	United Kingdom	same
Staples Luxco S.a.r.l.	Luxembourg	same
Staples Luxembourg S.A.R.L.	Luxembourg	same
Staples Mail Order UK Limited	United Kingdom	same
Staples Nederland Holding B.V.	Netherlands	same
Staples Nederland BV	Netherlands	Staples, Staples Advantage, Intercambio, Dawidenko, CE, Corporate Express
Staples Nordic AS	Norway	same
Staples Norway AS	Norway	same
Staples Norway Holdings AS	Norway	same
Staples Norway Holdings II AS	Norway	same
Staples NS Holdings, LLC	USA	same
Staples of Maryland, LLC	USA	same
Staples Office Centre Verwaltungs GmbH	Germany	same
Staples Office Equipment (Shanghai) Ltd	China	same
Staples Participations B.V.	Netherlands	same
Staples Partner, LLC	USA	same
Staples Polska Sp.z.o.o.	Poland	same
Staples Portugal Equipamento de Escritoria, SA	Portugal	same
Staples Procurement & Management Services Private Limited	India	same
Staples Productos de Oficina, SL	Spain	same
Staples Promotional Products Canada Ltd.	Canada	same
Staples Promotional Products Europe Ltd	UK	same
Staples Retail Norway AS	Norway	same
Staples Security Corporation	USA	same

Name of Subsidiary	Jurisdiction of Incorporation	Business Names

Staples (Shanghai) Company Ltd.	China	same
Staples Shared Service Center (Europe) BVBA	Belgium	same
Staples Shared Servicer Center (Europe) II BVBA	Belgium	same
Staples Shared Service Center, LLC	USA	same
Staples Sweden AB	Sweden	same
Staples Sweden Holdings AB	Sweden	same
Staples Sweden Holdings II AB	Sweden	same
Staples the Office Superstore East, Inc.	USA	same
Staples the Office Superstore, Limited Partnership	USA	same
Staples the Office Superstore, LLC	USA	same
Staples Transportation LLC	USA	same
Staples UK Limited	United Kingdom	same
Staples UK Retail Limited	United Kingdom	Office World
Staples UPS Business Services Co. Ltd. (*majority interest held)	China	same
Staples Value, LLC	USA	same
Staples Verwaltungs GmbH	Germany	same
Teacher Direct Limited	New Zealand	same
Tetterode-Nederland B.V.	Netherlands	same
Thrive Networks, Inc.	USA	same
UB Staples Corporation Limited (*majority interest held)	Cayman Islands	same
Union B.V., Exploitatie Maatschappij	Netherlands	same